SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-27610-A

Date of Report: February 27, 2007

MEDICAL TECHNOLOGY & INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Florida (State of other jurisdiction of incorporation or organization)	65-2954561 (IRS Employer Identification No.)

1800 Fruitville Pike, Suite 200, Lancaster, PA (Address of principal executive offices)	17601 (Zip Code)

(717) 390-3777

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Bylaws

Effective on February 27, 2007, Medical Technology & Innovations, Inc. amended Section 8 of its Bylaws, entitled “Action by Stockholders Without a Meeting,” to eliminate the 90 day waiting period between the date of the stockholders’ written consent and the date of effecting the approved action. The amendment to the Bylaws was adopted by the directors of the corporation pursuant to the authority granted to the directors in the Bylaws.

Item 9.01	Financial Statements and Exhibits

3.02	Amendment to Bylaws of Medical Technology & Innovations, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2007	MEDICAL TECHNOLOGY & INNOVATIONS, INC.

By: /s/ Jeremy Feakins
Jeremy Feakins, Chief Executive Officer